Accounts And Notes Receivable	12 Months Ended
Dec. 31, 2011
Accounts And Notes Receivable [Abstract]
Accounts And Notes Receivable

3. ACCOUNTS AND NOTES RECEIVABLE

The Group's accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

Beginning balance	4,183	3,745	595
Provision (reversal) for doubtful debt	(278)	1,778	282
Written-off	(160)	(4,061)	(645)

Ending balance	3,745	1,462	232

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Company. The carrying amount of notes receivable approximates fair value.